UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2017

RIVERVIEW BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	000-22957	91-1838969
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Washington Street, Suite 900, Vancouver, Washington	98660
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (360) 693-6650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Entry into a Material Definitive Agreement.
On February 17, 2017, Riverview Bancorp, Inc. ("Riverview Bancorp") and its wholly owned subsidiary, Riverview Community Bank ("Riverview"), issued a press release announcing the completion of a purchase and assumption transaction in which Riverview purchased certain assets and assumed certain liabilities of MBank, the wholly owned subsidiary of Merchants Bancorp.  In addition, as part of the transaction Riverview Bancorp assumed the obligations of Merchant Bancorp's trust preferred securities.  The transaction was previously announced on September 29, 2016 and reference is made to Riverview Bancorp's Current Report on Form 8-K dated September 28, 2016.
A copy of the press release announcing the closing of the transaction is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
    The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Press Release dated February 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERVIEW BANCORP, INC.

Date: February 17, 2017	/s/Kevin J. Lycklama
Kevin J. Lycklama
Chief Financial Officer